                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 1998


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            (Exact name of registrant as specified in its charter)



             COMMISSION FILE NUMBER: 1934 ACT FILE NUMBER: 1-13174


           MARYLAND                                              54-1681655
(State of other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       2345 CRYSTAL DRIVE
        CRYSTAL CITY, VA                                           22202
     (Address of principal                                      (Zip Code)
       executive offices)



       Registrant's telephone number including area code: (703) 920-8500
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Item 2.   Property Acquisitions
-------------------------------

  On April 17, 1998, Charles E. Smith Residential Realty L.P. ("the Operating Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, acquired a 1,075 unit luxury high-rise apartment property located in Chicago, Illinois ("McClurg Court") for approximately $70 million in cash. The property was built in 1972 and consists of two 45-story towers, a 52,000 square foot health club and 58,000 square feet of commercial space.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

  Pro Forma and historical financial information for McClurg Court will be filed within 60 days of this Report on Form 8-K.



                                       2
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                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 22nd day of April 1998.

                            CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                            By: /s/ W. D. Minami
                                ----------------
                                W. D. Minami
                                Senior Vice President and Chief Financial
                                Officer of the Registrant



                            By: /s/ S. E. Gulley
                                ----------------
                                Steven E. Gulley
                                Vice President and Chief Accounting
                                Officer of the Registrant
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                                 EXHIBIT INDEX


EXHIBIT NO.   EXHIBIT
-----------   -------------------------------------------------

99.1          Press Release dated April 20, 1998 of the Company